OTHER COMPREHENSIVE INCOME (LOSS)	12 Months Ended
Dec. 31, 2013
OTHER COMPREHENSIVE INCOME (LOSS) [Text Block]
9.	OTHER COMPREHENSIVE LOSS

The tax effects of each component of comprehensive loss for the years ended December 31, 2013 and 2012 were as follows:

	December 31,	December 31,
	2013	2012

Unrealized holding losses	$(11,669)	$(7,413)
Income tax benefit	4,084	2,596

Total unrealized loss, net of tax	$(7,585)	$(4,817)